Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
4.	FAIR VALUE MEASUREMENTS
The following tables summarize the Company’s assets and liabilities that are measured at fair value on a recurring basis in the consolidated financial statements (in thousands):

	Fair Value Measurements at December 31, 2021 Using:
	Level 1	Level 2	Level 3	Total
Liabilities:
Derivative warrant liabilities—Public	$3,924	$—	$—	$3,924
Derivative warrants liabilities—Private	—	2,653	—	2,653

Total financial liabilities	$3,924	$2,653	$—	$6,577

	Fair Value Measurements at December 31, 2020 Using:
	Level 1	Level 2	Level 3	Total
Liabilities:
Redeemable convertible preferred stock warrant liability	$—	$—	$806	$806
Convertible loan	—	—	86,357	86,357

Total financial liabilities	$—	$—	$87,163	$87,163

The estimated fair value of the public warrants is measured at Level 1 fair value measurement as the public warrants are publicly traded. The estimated fair value of the private warrants measured at Level 2 fair value measurement as the key inputs to the valuation model are observable from the public warrants’ listed price.
The carrying amounts of the Company’s cash and cash equivalents, accounts receivable and accounts payable approximate their fair values due to their short maturities. The Company’s Blue Torch and PPP loans are recorded at their net carrying value, which approximates fair value.
During the years ended December 31, 2021 and 2020, the Company had no transfers in or out of Level 3 of the fair value hierarchy of its assets measured at fair value.
The following table provides a reconciliation of activity and changes in fair value for the Company’s convertible loans and redeemable convertible preferred stock warrant liability using inputs classified as Level 3 (in thousands):

	Convertible Loans	Redeemable Convertible Preferred Stock Warrant Liability
Balance at January 1, 2020	$—	$337
Issuance of convertible loan	43,450	—
Change in fair value	42,907	469

Balance at December 31, 2020	86,357	806
Debt extinguishment of convertible loans	(36,782)	—
Proceeds from issuance of convertible loans	75,200	—
Change in fair value	27,338	(356)
Warrant reclassification to equity	—	(450)
Conversion of convertible loans	(152,113)	—

Balance at December 31, 2021	$—	$—

The estimated fair values of the convertible loans and the redeemable convertible preferred stock warrant liability were determined utilizing the Probability-Weighted, Expected Return Method and is considered a Level 3 fair value measurement. The fair values of the convertible loans and the redeemable convertible preferred stock warrant liability were based on the values of the loans and warrants upon conversion due to the high probability associated with a certain event, which in the Company’s case, becoming a public company through a SPAC Transaction. The probability-weighted, present value of the convertible loans was determined using an estimated discount rate of
 11.7%
 as of December 31, 2020. The fair value of the redeemable convertible preferred stock warrant liability was estimated based on the Company’s common stock valued at
$2.86 as of December 31, 2020.

Upon consummation of the Merger, the convertible loans were converted to common stock, and the redeemable convertible preferred stock warrant liability were converted into a warrant to purchase common stock and reclassified to equity.